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EXHIBIT 99.2
NEOGEN CORPORATION AND SUBSIDIARIES


CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002



In connection with the Annual Report of Neogen Corporation (the "Company") on Form 10-K for the period ended May 31, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Richard R. Current, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. section 1350, as adopted pursuant to section 906 of the Sarbanes-Oxley Act of 2002, that:

     (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.



                                                   /s/ Richard R.Current
                                                   ---------------------

                                                   Richard R. Current
                                                   Chief Financial Officer
                                                   August 28, 2002

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